UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 3, 2010

Radian Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11356	23-2691170
(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

(215) 231 - 1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 3.03 below is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On April 13, 2010, Radian Group Inc. (the “Company”) mailed a proxy statement (the “Proxy Statement”) to its stockholders describing the matters to be voted upon at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”), including proposals to approve the Amended and Restated Tax Benefit Preservation Plan, dated February 12, 2010, between the Company and The Bank of New York Mellon, as rights agent (the “Preservation Plan”) and the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”).

On April 30, 2010, the Company’s Board of Directors adopted amendments to the Preservation Plan and the Charter Amendment to require the Preservation Plan and the Charter Amendment to be re-approved by stockholders every three years. Subsequently, on May 3, 2010, the amendment to the Preservation Plan (the “Amendment”), as adopted by the Board of Directors, was entered into by the Company and The Bank of New York Mellon, as rights agent.

The Company has generated substantial net operating losses (“NOLs”), loss carryforwards and other tax attributes for U.S. federal income tax purposes (“tax benefits”) that can generally be used to offset its future taxable income and therefore reduce its U.S. federal income tax obligations. Both the Preservation Plan and the Charter Amendment are intended to preserve the Company’s important tax benefits, and are described in detail in the Company’s Proxy Statement.

As stated in the Company’s Proxy Statement, the Company incorporated stockholder-friendly features in the Preservation Plan and the Charter Amendment, including: (i) limiting the definition of ownership to the definition used for purposes of Section 382 of the Internal Revenue Code, as opposed to the broader definition of “beneficial ownership” used for securities laws purposes and (ii) providing “sunset provisions” that will terminate the Preservation Plan and the transfer restrictions in the Charter Amendment if Section 382 is repealed or if the potential loss from limitation of the net operating losses and other tax benefits is no longer material to the Company, which the Company’s Board of Directors has agreed to review annually.

The new amendments will further enhance the stockholder-friendly features by requiring the Preservation Plan and the Charter Amendment to be re-approved by stockholders every three years. The Preservation Plan will terminate and the Charter Amendment will not become effective if not approved by the stockholders at the 2010 Annual Meeting of Stockholders of the Company.

A copy of the Amendment is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The foregoing descriptions of the Amendment and the Preservation Plan do not purport to be complete and are qualified in their entirety by reference to the Amendment and the Preservation Plan, which was filed as Exhibit 4.1 to the current report on Form 8-K of the Company filed on February 17, 2010.

A copy of the amendment to the Charter Amendment is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The foregoing descriptions of such amendment and the Charter Amendment do not purport to be complete and are qualified in their entirety by reference to the amendment and the Charter Amendment, which was filed as Appendix B to the definitive proxy statement of the Company filed on April 13, 2010.

A copy of the press release announcing the Amendment and the amendment to the Charter Amendment is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01	Other Events.

Item 3.03 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	First Amendment to the Amended and Restated Tax Benefit Preservation Plan, dated as of May 3, 2010, between Radian Group Inc. and The Bank of New York Mellon.

99.1	Amendment to the proposed amendment to the amended and restated certificate of incorporation, adopted by the Board of Directors on April 30, 2010.

99.2	Radian Group Inc. News Release dated May 3, 2010.*

*	The news release attached as Exhibit 99.2 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: May 3, 2010	By:	/s/ C. Robert Quint
C. Robert Quint
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Amendment to the Amended and Restated Tax Benefit Preservation Plan, dated as of May 3, 2010, between Radian Group Inc. and The Bank of New York Mellon.

99.1	Amendment to the proposed amendment to the amended and restated certificate of incorporation, adopted by the Board of Directors on April 30, 2010.

99.2	Radian Group Inc. News Release dated May 3, 2010.*

*	The news release attached as Exhibit 99.2 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.